EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Macau Resources Group Limited (the “Registrant”) on Form 20-F for the year ended December 31, 2013 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Cheok Va Lam and James Preissler, the Chief Executive Officer and Chief Financial Officer of the Registrant, respectively certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and not deemed filed.

Dated: March 2, 2015

/s/ Cheok Va Lam

Name: Cheok Va Lam

Title: Chief Executive Officer

/s/ James Preissler

Name: James Preissler

Title: Chief Financial Officer